UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2018

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	001-12762	62-1543819
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

MID-AMERICA APARTMENTS, L.P.
(Exact name of registrant as specified in its charter)

TENNESSEE	333-190028-01	62-1543816
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6815 Poplar Avenue, Suite 500
Germantown, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

(901) 682-6600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 8.01 Other Events.

Mid-America Apartment Communities, Inc., or MAA, and Mid-America Apartments, L.P., or MAALP, are filing this Current Report on Form 8-K, or Current Report, to retrospectively revise certain financial information and related disclosures included in the combined Annual Report on Form 10-K for MAA and MAALP for the year ended December 31, 2017, or the 2017 Form 10-K, which was filed with the Securities and Exchange Commission on February 23, 2018, to conform with the segment reporting change described below. MAA and MAALP are collectively referred to in this Current Report as the Company.

As disclosed in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018, effective January 1, 2018, the Company revised its reportable segment presentation. The revision eliminated the distinction between large and secondary same store markets and combined the two previously reported segments into the Same Store reportable segment. The Company’s chief operating decision maker no longer makes decisions about capital resource allocations and does not assess operating performance by large and secondary same store markets. Further, the chief operating decision maker no longer reviews financial information segregating the Company's operating segments into large and secondary same store markets. As a result, the Company now discloses two reportable segments: Same Store and Non-Same Store and Other. There were no changes in the structure of the Company’s internal organization that prompted the change in reportable segments.

To reflect the change in segment reporting, the following Items of the 2017 Form 10-K have been revised retrospectively (which Items as revised are presented in Exhibit 99.1 hereto and incorporated by reference herein):

•	Part I Item 1. Business

•	Part I Item 2. Properties

•	Part II Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II Item 8. Financial Statements and Supplementary Data

The segment presentation in these retrospectively revised Items of the 2017 Form 10-K is consistent with the segment presentation set forth in the financial information and related disclosures included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018, which were filed with the Securities and Exchange Commission on May 3, 2018 and August 2, 2018, respectively. The recast consolidated financial statements presented in Exhibit 99.1 do not represent a restatement of previously issued financial statements.

In addition, the Company has revised the "Contractual Obligations" table in Part II Item 7 of the 2017 Form 10-K to reflect the expected cash requirements as of December 31, 2017 for interest payments arising from outstanding variable rate debt that are not subject to interest rate swap agreements. The revised "Contractual Obligations" table is set forth in Part II Item 7 as presented in Exhibit 99.1.

This Current Report does not reflect changes, activities or events occurring subsequent to the original filing date of the 2017 Form 10-K and does not modify or update the disclosures therein in any way, other than as required to retrospectively reflect the change in segment reporting and revise the "Contractual Obligations" table as described above. All other information in the 2017 Form 10-K remains unchanged. The information in this Current Report, including Exhibit 99.1, should be read in conjunction with the 2017 Form 10-K. Accordingly, references in Exhibit 99.1 to “this Annual Report on Form 10-K” are to the 2017 Form 10-K, as retrospectively revised by the information in Exhibit 99.1.

For information on developments since the filing of the 2017 10-K, please refer to the Company’s filings with the Securities and Exchange Commission subsequent to February 23, 2018, including the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018 and the Company's Current Reports on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP, for MAA.
23.2	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP, for MAALP.
99.1
Part I Item I. Business, Part I Item 2. Properties, Part II Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and Part II Item 8. Financial Statements and Supplementary Data, from MAA's and MAALP's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 23, 2018, retrospectively revised to reflect the change in segment reporting.

101.1
The following financial information from MAA's and MAALP's Annual Report on Form 10-K for the period ended December 31, 2017, as retrospectively revised to reflect the change in segment reporting, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets as of December 31, 2017 and December 31, 2016; (ii) the Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015; (iii) the Consolidated Statements of Comprehensive Income for the years ended December 31, 2017, 2016 and 2015; (iv) the Consolidated Statements of Equity/Changes in Capital for the years ended December 31, 2017, 2016 and 2015; (v) the Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015; (vi) Notes to Consolidated Financial Statements; and (vii) Schedule III - Real Estate Investments and Accumulated Depreciation as of December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:	September 26, 2018	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

MID-AMERICA APARTMENTS, L.P.
By: Mid-America Apartment Communities, Inc., its general partner

Date:	September 26, 2018	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)